UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2019
Mitcham Industries, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place Suite 400, The Woodlands, Texas		77380
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277
______________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Mitcham Industries, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) on July 23, 2019 in The Woodlands, Texas. At the Annual Meeting, shareholders of the Company approved an amendment to the Mitcham Industries, Inc. Amended and Restated Stock Awards Plan, as amended (the "Plan") to increase the number of shares of the Company's common stock available for awards by 1,250,000 shares and to extend the term of the Plan to May 15, 2029 (the "Second Amendment").
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, shareholders were requested to (1) elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified; (2) approve the Second Amendment to the Plan; (3) approve, on an advisory basis, the compensation of the Company's named executive officers; and (4) ratify the selection by the Audit Committee of the Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2020. The results of voting on the proposals submitted to vote of the Company's shareholders are set forth below. Each proposal is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 31, 2019.
1. The election of six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each shall hold office until their respective successors are duly elected and qualified. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Peter H. Blum	8,134,973	1,164,682	1,681,338
Robert P. Capps	8,695,008	604,647	1,681,338
R. Dean Lewis	8,040,375	1,259,280	1,681,338
Robert J. Albers	8,776,682	522,973	1,681,338
Thomas S. Glanville	8,775,592	524,063	1,681,338
Marcus Rowland	8,174,084	1,125,571	1,681,338
2. The approval of the Second Amendment to the Plan:

Voted For	Voted Against	Abstentions	Broker Non-Votes
7,775,195	1,433,144	91,316	1,681,338
3. The approval, on an advisory basis, of the compensation of the Company's named executive officers:

Voted For	Voted Against	Abstentions	Broker Non-Votes
8,620,719	586,718	92,218	1,681,338
4. The ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2020:

Voted For	Voted Against	Abstentions	Broker Non-Votes
10,970,468	8,100	2,425	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

July 24, 2019	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer, Executive Vice President-Finance and Chief Financial Officer